UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2015
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		781-376-3000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 18, 2015, Skyworks Solutions, Inc. (the “Registrant”), announced that its board of directors had declared a cash dividend on the Registrant’s common stock of $0.26 per share, payable on August 27, 2015, to its stockholders of record as of the close of business on August 6, 2015. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
99.1         Registrant’s Press Release dated June 18, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

June 18, 2015	By:	/s/ Donald W. Palette
	Name:	Donald W. Palette
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Registrant’s Press Release dated June 18, 2015